UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)

Registrant's telephone number, including area code: (713) 830-2000

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Amendments to the Executive Employment Agreements with Jack A. Fusco and W. Thaddeus Miller
On February 28, 2013, the Board of Directors (the “Board”) of Calpine Corporation (the “Company”) approved an amendment, effective February 28, 2013 (the “Fusco Amendment”), to the executive employment agreement, dated August 10, 2008, and amended December 21, 2012, by and between the Company and Jack A. Fusco. On the same day, the Board also approved an amendment, effective February 28, 2013 (the “Miller Amendment,” together with the Fusco Amendment, the “Amendments”), to the executive employment agreement, dated August 11, 2008, and amended December 21, 2012, by and between the Company and W. Thaddeus Miller.
Pursuant to the Amendments, Messrs. Fusco and Miller are entitled to receive the following equity-based awards under the Company's 2008 Amended and Restated Equity Incentive Plan (the “Plan”) no later than each of February 28, 2013, February 28, 2014 and, solely in the case of Mr. Miller, February 28, 2015: (i) performance shares equal to $2,500,000 divided by the fair market value of a share of the Company's common stock as of the grant date in the case of Mr. Fusco, and in a number to be determined by the Compensation Committee of the Board in the case of Mr. Miller, which awards will vest on the third anniversary of the grant date and be settled within ten days of the applicable vesting date in cash equal to the product of the fair market value of shares of the Company's common stock on the vesting date multiplied by 0% to 200% of the number of performance shares granted, based on actual performance against predetermined threshold, target and maximum performance goals, as set forth in the applicable award agreements; and (ii) shares of restricted stock equal to $2,500,000 divided by the fair market value of a share of the Company's common stock as of the grant date in the case of Mr. Fusco, and in a number to be determined by the Compensation Committee of the Board in the case of Mr. Miller, which awards will vest ratably on each of the first three anniversaries of the grant date. The Amendments provide that any grant or vesting of the foregoing awards is conditioned upon the applicable executive remaining employed by the Company on such grant or vesting date, respectively, except as described below.
In the event of a Change in Control (as defined in the Plan), the performance shares and the restricted stock will immediately become fully vested, and the performance shares will be settled in accordance with the applicable award agreement, as further described below under “Restricted Stock Awards and Performance Share Unit Awards.” In the event that the executive's employment is terminated by the Company without Cause or by him for Good Reason (as such terms are defined in each executive's respective employment agreement), the restricted stock will immediately become fully vested, and the performance shares will no longer be subject to continued service conditions and will be settled on their original payment dates in cash based on actual performance, subject to the executive's compliance with the restrictive covenants in Sections 11 and 12 of his employment agreement through the original payment dates. If the executive's employment terminates by reason of disability or death, the performance shares and the restricted stock will immediately become fully vested, and the performance shares will be settled within ten days of the termination date in cash based on performance at 100% target level. If the executive remains employed until the expiration of the Transition Term (in the case of Mr. Fusco) or the Extended Term (in the case of Mr. Miller) (as such terms are defined in each executive's respective employment agreement), the restricted stock will immediately become fully vested, and the performance shares will no longer be subject to continued service conditions and will be settled on their original payment dates in cash based on actual performance, subject to the executive's compliance with the restrictive covenants in Sections 11 and 12 of his employment agreement through the original payment dates. In the event that the executive's employment is terminated by the Company for Cause or by the executive without Good Reason, all of such executive's unvested performance shares and restricted stock will be forfeited.
There were no other changes to Messrs. Fusco's or Miller's compensation arrangements.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Fusco Amendment, filed herewith as Exhibit 10.1, and the Miller Amendment, filed herewith as Exhibit 10.2, each of which is incorporated herein by reference.

Restricted Stock Awards and Performance Share Unit Awards
On February 27, 2013, the Compensation Committee of the Board approved, and recommended that the Board approve, and on February 28, 2013, the Board approved, annual grants of (i) restricted stock under the Plan and (ii) a new type of long-term incentive compensation award under the Plan known as performance share units, as described below. The following table sets forth restricted stock awards and performance share unit awards granted on February 28, 2013 to Messrs. Fusco, Hill, Rauf, Miller and Deidiker:

Name	Title	Shares of Restricted Stock	Performance Share Units
Jack A. Fusco	Chief Executive Officer	135,869	135,869
John B. (Thad) Hill	President and Chief Operating Officer	37,386	37,386
Zamir Rauf	Executive Vice President and Chief Financial Officer	31,271	31,271
W. Thaddeus Miller	Executive Vice President, Chief Legal Officer and Secretary	42,563	42,563
Jim D. Deidiker	Senior Vice President and Chief Accounting Officer	12,734	8,489
The terms of the restricted stock awards to Messrs. Fusco and Miller reflect the terms set forth in their respective Amendments, as described above in “Amendments to the Executive Employment Agreements with Jack A. Fusco and W. Thaddeus Miller.” The terms of the restricted stock awards to Messrs. Hill, Deidiker and Rauf are materially consistent with the previously disclosed terms of prior restricted stock awards to such executives.
Each performance share unit award is denominated in units, each of which corresponds to up to two shares of common stock of the Company. At the end of the three-year performance cycle, which runs from January 1, 2013 through December 31, 2015, the number of performance share units that are earned will depend on the percentile ranking of the Company's total shareholder return (inclusive of dividends paid) (“TSR”) in comparison to the TSRs for the companies comprising the Standard & Poor's 500 index during the performance cycle.  The number of performance share units earned will be a percentage of the number of performance share units granted, based on the Company's TSR percentile ranking, as follows:

TSR Percentile Ranking	Earned Percentage
90th percentile	200%
80th percentile	175%
70th percentile	150%
60th percentile	125%
50th percentile	100%
40th percentile	75%
30th percentile	50%
Less than 30th percentile	—%
As soon as practicable after completion of the performance cycle, the Compensation Committee of the Board will determine and certify in writing the TSR percentile ranking that is attained by the Company and the number of performance share units earned, based on the terms described above. The earned performance share units will be paid as soon as administratively practicable after completion of the performance cycle, but no later than March 15, 2016 in cash in an amount equal to the product of the number of earned performance share units multiplied by the fair market value of a share of the Company's common stock as of the last trading day of the performance cycle. Any unearned performance share units will be forfeited. At the end of the performance cycle, dividend equivalents will be paid with respect to the performance share units earned in an amount equal to the dividends declared per share of common stock during the performance cycle.

The terms of the performance share units granted to Messrs. Fusco and Miller are described above in “Amendments to the Executive Employment Agreements with Jack A. Fusco and W. Thaddeus Miller.” Payment of the performance share units granted to Messrs. Hill, Deidiker and Rauf is generally conditioned on the grantee remaining employed by the Company through the date on which the performance share units are otherwise scheduled to be paid out, as described above, except as follows: (1) if the grantee's employment terminates due to death, then 100% of his or her performance share units granted is deemed to be earned and those earned performance share units are paid within 60 days after termination of employment in cash in an amount equal to the product of the number of earned performance share units multiplied by the fair market value of a share of the Company's common stock as of the date of termination of employment; and (2) in the event that the grantee is, or becomes, eligible to retire (as defined in the Plan), then, effective on the later to occur of (a) the date on which the grantee initially becomes eligible to retire and (b) the one-year anniversary of the performance share unit grant date, he will retain his or her performance share units, which may be earned and paid, or forfeited, as described above at the end of the performance cycle, whether or not he or she continues to be employed through the payout date.
In the event of a Change in Control (as defined in the Plan): (a) the Company's TSR percentile ranking, determined as described above, for the portion of the performance cycle that ends on the last trading day that is on or prior to the fifth day prior to the date of the Change in Control will be determined, and (b) the number of earned performance share units will be equal to the product of (1) the greater of (A) the earned percentage, determined using the table set forth above based on the Company's TSR percentile ranking as described in clause (a) of this sentence, and (B) 100% (i.e., target), multiplied by (2) the number of performance share units granted. These earned performance share units will be paid in cash, generally within 5 business days after the date of the Change in Control, in an amount equal to the product of the number of performance share units so earned multiplied by the closing price of a share of the common stock on the last trading day prior to the date of the Change in Control.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Agreement for Messrs. Fusco and Miller, filed herewith as Exhibit 10.3, the form of Restricted Stock Agreement for Messrs. Hill, Deidiker and Rauf, filed herewith as Exhibit 10.4, the form of Performance Share Unit Award Agreement for Messrs. Fusco and Miller, filed herewith as Exhibit 10.5, and the form of Performance Share Unit Award Agreement for Messrs. Hill, Deidiker and Rauf, filed herewith as Exhibit 10.6, each of which is incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to the Executive Employment Agreement between the Company and Jack A. Fusco, dated February 28, 2013.*†

10.2	Amendment to the Executive Employment Agreement between the Company and W. Thaddeus Miller, dated February 28, 2013.*†

10.3	Form of Restricted Stock Award Agreement between the Company and Jack A. Fusco and W. Thaddeus Miller, dated February 28, 2013.*†

10.4	Form of Restricted Stock Award Agreement between the Company and John B. (Thad) Hill, Zamir Rauf and Jim D. Deidiker, dated February 28, 2013.*†

10.5	Form of Performance Share Unit Award Agreement between the Company and Jack A. Fusco and W. Thaddeus Miller, dated February 28, 2013.*†

10.6	Form of Performance Share Unit Award Agreement between the Company and John B. (Thad) Hill, Zamir Rauf and Jim D. Deidiker, dated February 28, 2013.*†
__________

*	Filed herewith.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

		By:	/s/ ZAMIR RAUF
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date:	March 4, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Executive Employment Agreement between the Company and Jack A. Fusco, dated February 28, 2013.*†

10.2	Amendment to the Executive Employment Agreement between the Company and W. Thaddeus Miller, dated February 28, 2013.*†

10.3	Form of Restricted Stock Award Agreement between the Company and Jack A. Fusco and W. Thaddeus Miller, dated February 28, 2013.*†

10.4	Form of Restricted Stock Award Agreement between the Company and John B. (Thad) Hill, Zamir Rauf and Jim D. Deidiker, dated February 28, 2013.*†

10.5	Form of Performance Share Unit Award Agreement between the Company and Jack A. Fusco and W. Thaddeus Miller, dated February 28, 2013.*†

10.6	Form of Performance Share Unit Award Agreement between the Company and John B. (Thad) Hill, Zamir Rauf and Jim D. Deidiker, dated February 28, 2013.*†
__________

*	Filed herewith.

†	Management contract or compensatory plan or arrangement.